11. NOTES PAYABLE	6 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
11. NOTES PAYABLE

Vehicle Notes

On February 16, 2010, ImPetro purchased two vehicles and financed the vehicles with an auto financing company over a period of 48 months at a 4.84% and 7.5% interest rate. The Company assumed these notes when the Company acquired ImPetro on the Roll-up Date. The notes are collateralized by the vehicles. The total monthly payments, including interest, approximate $1,400. As of December 31, 2011, the Company owed approximately $33,000 on these notes, of which approximately $15,000 is considered a current liability.

During August and September 2012, the Company purchased four new vehicles and financed the vehicles with an auto financing company over a period of 66 to 72 months at interest rates ranging from 3.00% to 9.84%. As part of the purchase the Company traded in the two vehicles financed on February 16, 2010 and two additional vehicles. The total monthly payments, including interest, approximate $1,800. As of June 30, 2013, the Company owed approximately $97,000 (unaudited) on these notes, of which approximately $19,000 (unaudited) is considered a current liability as of June 30, 2013. As of December 31, 2012, the Company owed approximately $106,000 on these notes, of which approximately $18,000 is considered a current liability.

Credit Agreement

On July 26, 2012, the Company entered into a credit agreement (“Credit Agreement”) with a financial institution to borrow up to $5,000,000 at a current rate of 3.75% annum. The Credit Agreement was obtained to fund the development of the Company’s oil and natural gas properties. In November 2012, the borrowing based was increased to $7,000,000 while maintaining the same interest rate. At June 30, 2013 and December 31, 2012, the Company had $10,000,000 (unaudited) and $3,920,000, respectively, in borrowings outstanding under the Credit Agreement.

The Credit Agreement currently provides for a borrowing base of $10,000,000, which is re-determined semi-annually on or prior to May 15 and November 15 and upon requested special redeterminations. Additionally, the borrowing base may be adjusted at the financial institutions discretion which is based in part upon external factors over which the Company has no control. If the re-determined borrowing base were to be less than outstanding borrowings under the Credit Agreement, the Company would be required to repay the deficit. The Company incurs a commitment fee of 0.5% on the unused portion of the credit facility or if less, the borrowing base. The Credit Agreement matures at July 26, 2015.

Loans under the Credit Agreement bear interest at the greater of: (1) the prime rate, the annual rate of interest announced by JPMorgan as its “prime rate” (3.25% at June 30, 2013), plus the applicable margin of 0.5% or (2) the floor rate of 3.75%.

The Credit Agreement is collateralized by the oil and natural gas properties and contains several restrictive covenants including, among others: (1) a requirement to maintain a current ratio, of not less than 1.0 to 1.0; (2) a maximum permitted ratio of debt to adjusted EBITDAX of not more than 4.0 to 1.0; (3) a maximum permitted ratio of adjusted EBITDAX to interest expense of not more than 3.0 to 1.0; and (4) a prohibition against incurring debt, subject to permitted exceptions. As of December 31, 2012, the Company was in compliance with all such covenants.

Future aggregate required principal payments, as of December 31, 2012 are as follows:

Year ending December 31,
2013	$18,000
2014	19,000
2015	3,940,000
2016	20,000
2017	21,000
Thereafter	8,000
Total future principal payments	$4,026,000